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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                            Securities Act of 1934



Date of Report (Date of earliest event reported):  June 17, 1996


                             BOSTON CHICKEN, INC.
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            (Exact name of registrant as specified in this charter)


Delaware                           0-22802                          36-3904053
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(State or other                  (Commission                      (IRS Employer
jurisdiction of                    File No.)                Identification No.)
 incorporation)


     14103 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401-4086
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                   (Address of principal executive offices)


                                (303) 278-9500
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)



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Item 2.   Acquisition or Disposition of Assets.

     On June 17, 1996, Boston Chicken, Inc. (the "Company") acquired 65,765.22 shares of common stock, $0.01 par value per share, of Einstein Bros. Bagels, Inc. (now known as Einstein/Noah Bagel Corp.) ("ENBC"), constituting a majority equity interest in ENBC, by completing the previously announced conversion of the Company's loan to ENBC. In the loan conversion, two-thirds of the Company's loan was converted at a price of $1,436.1368 per share and one-third was converted at a price of $3,244.6490 per share. Such conversion prices represented the estimated per share fair market value of ENBC's common stock plus a negotiated premium both determined at the time the Company committed to loan the respective amounts.

     ENBC operates and franchises specialty retail stores that feature fresh-baked bagels, cream cheese, coffee and other related products, primarily under the Einstein Bros. Bagels and Noah's New York Bagels brand names. The material relationships between the Company and ENBC and certain of the Company's officers and ENBC are described under the captions "Relationship with Boston Chicken," "Management," and "Certain Transactions" contained in ENBC's registration statement on Form S-1 filed with the Securities and Exchange Commission on May 30, 1996 (Registration No. 333-04725) (the "ENBC Registration Statement"). The information contained under such captions is incorporated herein in its entirety by this reference. In addition, Scott A. Beck, Co-Chairman and Chief Executive Officer of the Company, is expected to assume the additional role of chairman of ENBC.

Item 7.   Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     It is impracticable for the Company to file the financial statements required by this Item 7(a) at the time of filing this Current Report on Form 8-K. Such financial statements are expected to be filed as soon as practicable, and, in any event, no later than 60 days after the filing date of this Current Report on Form 8-K.

(b)  Pro forma financial information.

     It is impracticable for the Company to file the pro forma financial statement required by this Item 7(b) at the time of filing this Current Report on Form 8-K. Such financial statements are expected to be filed as soon as practicable, and, in any event, no later than 60 days after the filing date of this Current Report on Form 8-K.

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(c)  Exhibits.

Exhibit No. 10   Amended and Restated Loan Agreement dated May 17, 1996, by and between the Company and ENBC (incorporated by reference to Exhibit 10.1 to the ENBC Registration Statement).

Exhibit No. 99   The following pages and sections from the ENBC Registration
                 Statement: Facing page of ENBC Registration Statement, preliminary prospectus cover page, "Prospectus Summary,"
                 "Management," pages and "Certain Transactions," and "Relationship with Boston Chicken."

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 2, 1996
        ____________


                                   BOSTON CHICKEN, INC.


                                   By: /s/ Mark A. Link
                                       ___________________________________
                                         Mark A. Link
                                         Vice President-Financial Reporting

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                                 EXHIBIT INDEX


Exhibit No. 10   Amended and Restated Loan Agreement dated May 17, 1996, by and between the Company and ENBC (incorporated by reference to Exhibit 10.1 to the ENBC Registration Statement).

Exhibit No. 99   The following pages and sections from the ENBC Registration
                 Statement: Facing page of ENBC Registration Statement, preliminary prospectus cover page, "Prospectus Summary"
                 "Management," pages and "Certain Transactions," and "Relationship with Boston Chicken."

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